BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated March 17, 2011 to Prospectus dated January 28, 2011

Effective May 16, 2011, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

On page 22 of the Prospectus, “of all market capitalizations” in the first sentence under “Principal Investment Strategies of the Fund” is deleted in its entirety.

On page 22 of the Prospectus, the following sentences are inserted after the first sentence under “Principal Investment Strategies of the Fund:” “The Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Companies with market capitalizations that have moved outside of that range since the time of purchase will continue to be included in the $1 billion to $15 billion range for the purpose of the 65% requirement.”

This information supplements the Prospectus dated January 28, 2011. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.